Supplement dated 9-28-09 to the current Prospectuses

John Hancock Optimized Value Fund

On September 24, 2009 the Trustees of John Hancock Funds II have determined that the continuation of the Class A, Class B, Class C and Class I shares of John Hancock Optimized Value Fund (the “Fund”) is not in the best interest of these share classes or their shareholders and have voted to terminate these share classes.  This termination will occur on or about December 11, 2009 (the “termination date”).  The Fund will not accept any purchase orders from new investors for Class A, Class B, Class C or Class I shares after October 9, 2009 and from existing shareholders to purchase additional shares after November 27, 2009.  The Fund reserves the right to further restrict sales of its shares.

On the termination date, the Fund will redeem all outstanding Class A, Class B, Class C and Class I shares and distribute the proceeds to shareholders as described in the Fund’s prospectus.  No contingent deferred sales charges (CDSC) will be applied for redemptions made as a result of this termination.  Prior to the redemption, any dividends paid will be paid in accordance with the shareholder’s currently selected dividend option; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Fund.

A distribution of termination proceeds made with respect to shares held by a retirement account may constitute a taxable distribution from such account unless the retirement account holder takes action in advance of the termination date to provide for the rollover of the redemption proceeds to another eligible retirement account or plan.  Retirement account holders should consult their own tax advisers with respect to the tax treatment of the distribution of redemption proceeds and the requirements for a rollover.

Plan sponsors or plan administration agents should notify participants that Class A, Class B, Class C and Class I shares of the Fund are terminating and are encouraged to provide information about alternative investment options.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.